Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
March 31, 2000



        Expected B Maturity                                       09/15/00


        Blended Coupon                                             6.5981%


        Excess Protection Level
          3 Month Average  5.30%
          March, 2000  5.98%
          February, 2000  5.47%
          January, 2000  4.44%


        Cash Yield                                  19.39%


        Investor Charge Offs                        4.70%


        Base Rate                                   8.72%


        Over 30 Day Delinquency                     4.65%


        Seller's Interest                           8.73%


        Total Payment Rate                          15.20%


        Total Principal Balance                     $49,480,326,758.32


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,321,526,239.83